UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2018

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

The Company’s Form 8-K filed on December 11, 2018 (the “Original Form 8-K”) is being amended to replace in its entirety the form of Exhibit 10.1 filed therewith. The previously filed exhibit inadvertently omitted changes that the parties intended to include in the final version. The Original Form 8-K is restated below and the only change set forth in this amendment is the corrected Exhibit 10.1.

Item 1.01. Results of Operations and Financial Condition.

On December 11, 2018, Energy Focus Inc. (the “Company”) entered into a three-year, secured, revolving line of credit (the “Credit Facility”) of up to $5 million with Austin Financial Services (the “Lender”). The total loan amount available to the Company under the line from time to time is based on the amount of the Company’s (i) qualified accounts receivable, which is equal to 85% of its net amount of eligible receivables, plus (ii) available inventory, which is the lesser of 50% of the net realizable value of eligible inventory, or $500,000. The Credit Facility has a minimum borrowing requirement of $1 million.

The line is secured by a lien on the Company’s assets. Interest on advances under the line is due monthly at the “Prime Rate,” as published by the Wall Street Journal from time to time, plus a margin of 2%. Overdrafts are subject to a 3% fee. In addition, an annual facility fee of 1% is due at the beginning of each of the three years and a 0.50% collateral management fee on the average outstanding loan balance payable monthly. The Company paid the Lender the first year’s fee when the Credit Facility was signed.

The repayment of outstanding advances and interest under this Credit Facility may be accelerated upon an event of default including, but not limited to, failure to make timely payments or breach of any terms set forth in the Credit Facility. The Credit Facility has no financial covenants, but is subject to customary affirmative and negative operating covenants and defaults restricting indebtedness, liens, corporate transactions, dividends, and affiliate transactions, among others. The Company or the Lender has the ability to terminate the Credit Facility with a 90-day notice.

There are liquidated damages if the Credit Facility is terminated prior to December 11, 2021, as follows: 3% in the first year, 2% in the second year, and 1% in the third year.

On December 11, 2018, the Registrant issued a press release announcing the Credit Facility, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference.

A copy of the Credit Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 11, 2018, the Company entered into a new financing arrangement; the information required by Item 2.03 is included in Item 1.01 of this Report and is hereby incorporated in Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description

10.1	Loan and Security Agreement dated December 11, 2018 by and between the Company and Austin Financial Services, Inc.
99.1	Press release dated December 11, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2018

ENERGY FOCUS, INC.

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

10.1	Loan and Security Agreement dated December 11, 2018 by and between the Company and Austin Financial Services, Inc.
99.1	Press release dated December 11, 2018